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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): May 7, 2007

                                   PENGE CORP.
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             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                                               71-0895709
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(State or other jurisdiction of                                (IRS Employer
 incorporation or organization)                              Identification No.)

                                    000-52180
                                ----------------
                                   (Commission
                                  File Number)

         1501 NORTH FAIRGROUNDS
             MIDLAND, TEXAS                                  79705
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(Address of Principal Executive Offices)                   (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (423) 683-8800
                                 --------------


                                      N/A
        ----------------------------------------------------------------
        (Former name, former address, and formal fiscal year, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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ITEM 2.01 COMPLETION OF ACQUISITIONS OR DISPOSITION OF ASSETS

         On May 2, 2007, Penge Corp (the "Company"), disposed of the approximately 7-acre commercial property in San Angelo, Texas by returning the parcel to the note holder, the San Angelo Banking Center, the First National Bank of Sonora, Texas. The note had a principal balance of $1,166,319 and an interest balance of $55,149 for a total of $1,221,468 as of May 2, 2007. The book value of the asset was $1,394,674.54 as of May 2, 2007 which amounts to an approximately $173,207 loss on disposal of a fixed asset.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Penge Corp.



Dated:  May 7, 2007                        By /s/ KC Holmes
                                                 -------------------------------
                                                 KC Holmes
                                                 Chief Financial Officer